Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2004 (the “Report”), I, C.R. Cloutier, Chief Executive Officer of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ C. R. Cloutier

C.R. Cloutier
Chief Executive Officer
November 12, 2004

Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2004 (the “Report”), I, Karen L. Hail, Chief Financial Officer of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Karen L. Hail

Karen L. Hail
Chief Financial Officer
November 12, 2004

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